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                                                                   EXHIBIT 10.3



                          SECOND AMENDMENT TO 1993
                         STOCK COMPENSATION PLAN OF
                        CLAYTON WILLIAMS ENERGY, INC.


ADOPTED BY THE BOARD OF DIRECTORS AND STOCKHOLDERS OF CLAYTON WILLIAMS ENERGY, INC. ON MAY 15, 1996.

1. Section 2 of the 1993 Stock Compensation Plan of Clayton Williams Energy, Inc. (the "Plan") is amended to provide that an aggregate of 898,200 shares of the common stock, $.10 par value, of Clayton Williams Energy, Inc. are authorized and reserved for issuance upon exercise of the stock options granted under the Plan.